Exhibit 32.2
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     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I,  James  K.  McHugh,  the  Chief  Financial  Officer  of  N-Viro International
Corporation, certify that (i) the Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  James  K.  McHugh
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James  K.  McHugh,  Chief  Financial  Officer
August 14,  2006